Exhibit 99.6(c)



                                                                 EXECUTION COPY


                               AMENDMENT REG AB
               TO THE MORTGAGE LOAN SALE AND SERVICING AGREEMENT

This is Amendment Reg AB ("Amendment Reg AB"), dated as of January 26, 2006, by and among Morgan Stanley Mortgage Capital Inc. (the "Purchaser"), Countrywide Home Loans, Inc. (the "Seller") and Countrywide Home Loans Servicing LP (the "Servicer", and collectively with the Seller, the "Company") to (i) that certain Second Amended and Restated Mortgage Sale and Servicing Agreement, dated as of September 1, 2005, by and among the Seller, the Servicer and the Purchaser, and (ii) that certain Mortgage Sale and Servicing Agreement, dated as of October 1, 2005, by and among the Seller, the Servicer and the Purchaser (collectively, as amended, modified or supplemented, the "Existing Agreements").

                              W I T N E S S E T H

         WHEREAS, the Company and the Purchaser have agreed, subject to the terms and conditions of this Amendment Reg AB that the Existing Agreements be amended to reflect agreed upon revisions to the terms of the Existing Agreement.

         Accordingly, the Company and the Purchaser hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that each Existing Agreement is hereby amended as follows:

         1. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Existing Agreements. Each Existing Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

         Commission:  The United States Securities and Exchange Commission.

         Company Information:  As defined in Section 2(g)(i)(A)(1).

         Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Qualified Correspondent: Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were either (x) originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines or (y) individually re-underwritten by the Company to the Designated Guidelines at the time such Mortgage Loans were acquired by the Company; (ii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating

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mortgage loans to be purchased by the Company; and (iii) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that either Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company or the Mortgage Loans purchased by the Company substantially comply with the Designated Guidelines.

         Reconstitution: Any Securitization Transaction or Whole Loan
Transfer.

         Reconstitution Agreement: An agreement or agreements entered into by the Company and the Purchaser and/or certain third parties in connection with a Reconstitution with respect to any or all of the Mortgage Loans serviced under the Agreement.

         Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005))
or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         Securities Act:  The Securities Act of 1933, as amended.

         Securitization Transaction: Any transaction subject to Regulation AB involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered, rated mortgage-backed securities or (2) an issuance of publicly offered, rated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

         Servicer:  As defined in Section 2(c)(iii).

         Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

         Static Pool Information: Static pool information as described in Item 1105.

         Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Company or a Subservicer.

         Subservicer: Any Person that services Mortgage Loans on behalf of the Company or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Company under this Agreement or any Reconstitution Agreement that are identified in
Item 1122(d) of Regulation AB; provided, however, that the term "Subservicer"



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shall not include any master servicer, or any special servicer engaged at the request of a Depositor, Purchaser or investor in a Securitization Transaction, nor any "back-up servicer" or trustee performing servicing functions on behalf of a Securitization Transaction.

         Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Company.

         Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

         2. The Purchaser and the Company agree that each Existing Agreement is hereby amended by adding the following provisions:

         (a) Intent of the Parties; Reasonableness.

         The Purchaser and the Company acknowledge and agree that the purpose of Article 2 of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, and agrees to negotiate in good faith with the Purchaser or any Depositor with regard to any reasonable requests for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Company shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, and any parties or items identified in writing by the Purchaser, including, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans necessary in order to effect such compliance.

         The Purchaser agrees that it will cooperate with the Company and provide sufficient and timely notice of any information requirements pertaining to a Securitization Transaction. The Purchaser will make all reasonable efforts to contain requests for information, reports or any other materials to items required for compliance with Regulation AB, and shall not request information which is not required for such compliance.

         (b) Additional Representations and Warranties of the Company.

             (i) The Company shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 2(c) that, except as disclosed in writing to the Purchaser or such Depositor prior to such date: (i) the Company is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Company; (ii) the



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         Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company; (iv) no material changes to the Company's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Company's financial condition that could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Company, any Subservicer or any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions relating to the Company, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

             (ii) If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Section 2(c), the Company shall, within ten Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (i) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

         (c) Information to Be Provided by the Company.

         In connection with any Securitization Transaction the Company shall
(1) within ten Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing reasonably required for compliance with Regulation AB, the information and materials specified in paragraphs (i), (ii), (iii) and (vi) of this Section 2(c), and (2) as promptly as practicable following notice to or discovery by the Company, provide to the Purchaser and any Depositor (as required by Regulation AB) the information specified in paragraph (iv) of this Section.

             (i) If so requested by the Purchaser or any Depositor, the Company shall provide such information regarding (x) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent, if applicable), or (y) as applicable, each Third-Party Originator, and (z) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105 (subject to paragraph (b) below), 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

                 (A) the originator's form of organization;



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                 (B) to the extent material, a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; if material, information regarding the size and composition of the originator's origination portfolio; and information that may be material to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

                 (C) a brief description of any material legal or governmental proceedings pending (or known to be contemplated by a governmental authority) against the Company, each Third-Party Originator, if applicable, and each Subservicer; and

                 (D) a description of any affiliation or relationship between the Company, each Third-Party Originator, if applicable, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Company by the Purchaser or any Depositor in writing within ten days in advance of such Securitization Transaction:

                     (1)    the sponsor;
                     (2)    the depositor;
                     (3)    the issuing entity;
                     (4)    any servicer;
                     (5)    any trustee;
                     (6)    any originator;
                     (7)    any significant obligor;
                     (8)    any enhancement or support provider; and
                     (9)    any other material transaction party.

             (ii) If so requested by the Purchaser or any Depositor, and if required by Regulation AB, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (a) the Company, if the Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent, if applicable), and/or (b) as applicable, each Third-Party Originator. Such Static Pool Information shall be prepared by the Company (or, if applicable, the Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Company (or Third-Party Originator, as applicable) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Purchaser or



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         any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format mutually agreed upon by the Purchaser and the Company.

                  Promptly following notice or discovery of a material error (as determined in the judgment of the Company) in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Company.

                  If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), agreed-upon procedures letters of certified public accountants pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Company's or, if applicable, Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which shall be limited to any Sponsor, any Depositor, any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction or any other party that is reasonably and customarily entitled to receive such statements and letters in a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

             (iii) If reasonably requested by the Purchaser or any Depositor, the Company shall provide such information regarding the Company, as servicer of the Mortgage Loans, and each Subservicer (each of the Company and each Subservicer, for purposes of this paragraph, a "Servicer"), as is reasonably requested for the purpose of compliance with Items 1108 of Regulation AB. Such information shall include, at a minimum:

                    (A) the Servicer's form of organization;

                    (B) a description of how long the Servicer has been
               servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's



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               experience in, and procedures for, the servicing function
               it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the reasonable determination of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                         (1) whether any prior securitizations of mortgage
                    loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                         (2) the extent of outsourcing the Servicer utilizes;

                         (3) whether there has been previous disclosure of
                    material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                         (4) whether the Servicer has been terminated as
                    servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                         (5) such other information as the Purchaser or any
                    Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

                    (C) a description of any material changes during the
               three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

                    (D) information regarding the Servicer's financial
               condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement;

                    (E) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such



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               period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

                    (F) a description of the Servicer's processes and
               procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

                    (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

                    (H) information as to how the Servicer defines or
               determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

          (iv) For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and, if applicable, any Third-Party Originator to) (a) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (1) any merger, consolidation or sale of substantially all of the assets of the Company, (2) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under the Agreement or any Reconstitution Agreement, (3) any Event of Default under the terms of the Agreement or any Reconstitution Agreement, and (4) any material litigation or governmental proceedings involving the Company, any Subservicer or any Third Party Originator.

          (v) As a condition to the succession to the Company or any Subservicer as servicer or subservicer under this Agreement or any applicable Reconstitution Agreement related thereto by any Person (i) into which the Company or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Company or any Subservicer, the Company shall provide to the Purchaser and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

          (vi) If reasonably requested by the Purchaser or the Master Servicer, the Company shall provide to the Purchaser or the Master Servicer, evidence of the authorization of the person signing any certification or statement.

          (vii) The Company shall provide to the Purchaser and any Depositor a description of any affiliation or relationship required to be disclosed under Item 1119 of Regulation AB between the Company and any of the parties listed in Items 1119(a)(1)-(6) of Regulation AB that develops following the closing date of a Securitization



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     Transaction (other than an affiliation or relationship that the
     Purchaser, the Depositor or any issuing entity has with any of such parties listed in Items 1119(a)(1)-(6) of Regulation AB) no later than 15 calendar days prior to the date the Depositor is required to file its Form 10-K disclosing such affiliation or relationship. For purposes of the foregoing, the Company (1) shall be entitled to assume that the parties to the Securitization Transaction with whom affiliations or relations must be disclosed are the same as on the closing date if it provides a written request (which may be by e-mail) to the Depositor or Master Servicer, as applicable, requesting such confirmation and either obtains such confirmation or receives no response within three (3) Business Days, (2) shall not be obligated to disclose any affiliations or relationships that may develop after the closing date for the Securitization Transaction with any parties not identified to the Company pursuant to clause (D) of paragraph (i) of this Section 2(c), and (3) shall be entitled to rely upon any written identification of parties provided by the Depositor, the Purchaser or any master servicer.

          (viii) Not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                 (a) any material modifications, extensions or waivers of Mortgage Loan terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB;

                 (b) material breaches of Mortgage Loan representations or warranties or transaction covenants under the applicable Existing Agreement, as amended herein (Item 1121(a)(12) of Regulation AB); and

                 (c) information regarding any Mortgage Loan changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

                 (d) Servicer Compliance Statement.

         On or before March 5 of each calendar year, commencing in 2007, the Company shall deliver to the Purchaser and any Depositor a statement of compliance addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, to the effect that (i) a review of the Company's servicing activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the servicing provisions of this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such



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review, the Company has fulfilled all of its servicing obligations under this
Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

         (e) Report on Assessment of Compliance and Attestation.

               (i) On or before March 5 of each calendar year, commencing in 2007, the Company shall:

               (A) deliver to the Purchaser and any Depositor a report regarding the Company's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, and shall address each of the Servicing Criteria specified on Exhibit A hereto (wherein "Investor" shall mean the master servicer);

               (B) deliver to the Purchaser and any Depositor a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Company and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

               (C) cause each Subservicer and each Subcontractor determined by the Company pursuant to Section 2(f)(ii) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB (each, a "Participating Entity"), to deliver to the Purchaser and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (i) and (ii) of this
          Section 2(e); and

               (D) deliver to the Purchaser, Depositor or any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of
          2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the Company, in the form attached hereto as Exhibit B; provided that such certification delivered by the Company may not be filed as an exhibit to, or included in, any filing with the Commission.

         The Company acknowledges that the party identified in clause (i)(D) above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

               (ii) Each assessment of compliance provided by a Subservicer pursuant to Section 2(e)(i)(A) shall address each of the Servicing Criteria specified on Exhibit A hereto or, in the case of a Subservicer subsequently appointed as such, on or prior to the



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         date of such appointment. An assessment of compliance provided by a Participating Entity pursuant to Section 2(e)(i)(C) need not address any elements of the Servicing Criteria other than those specified by the Company pursuant to Section 2(f).

         (f) Use of Subservicers and Subcontractors.

         The Company shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Company as servicer under this Agreement or any related Reconstitution Agreement unless the Company complies with the provisions of paragraph (i) of this Subsection (f). The Company shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Company as servicer under this Agreement or any related Reconstitution Agreement unless the Company complies with the provisions of paragraph (ii) of this Subsection
(f).

               (i) It shall not be necessary for the Company to seek the consent of the Purchaser or any Depositor to the utilization of any Subservicer. If required by Regulation AB, the Company shall cause any Subservicer used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 2(b), 2(c)(iii), 2(c)(v), 2(d), and 2(e) of this Agreement , and to provide the information required with respect to such Subservicer under Section 2(c)(iv) of this Agreement. The Company shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 2(d), any assessment of compliance and attestation required to be delivered by such Subservicer under Section 2(e) and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 2(e) as and when required to be delivered.

               (ii) It shall not be necessary for the Company to seek the consent of the Purchaser or any Depositor to the utilization of any Subcontractor. If required by Regulation AB, the Company shall after engagement of such Subcontractor, promptly provide a written description of the role and function of each Subcontractor utilized by the Company or any Subservicer, specifying (A) the identity of each such Subcontractor, (B) which (if any) of such Subcontractors are Participating Entities, and (C) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Participating Entity identified pursuant to clause (B) of this paragraph.

         The Company shall cause any such Participating Entity used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Section 2(e) of this Agreement. The Company shall be responsible for obtaining from each Participating Entity and delivering to the Purchaser and any Depositor any assessment of compliance and attestation required to be delivered by such Participating Entity under
Section 2(e), in each case as and when required to be delivered.

         (g) Indemnification; Remedies.

               (i) The Company shall indemnify the Purchaser and the Depositor and each of the following parties participating in a Securitization
         Transaction: each sponsor and issuing entity; each Person responsible for the execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers and employees of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                    (A) (1) any untrue statement of a material fact contained
               or alleged to be contained in any information, report, certification or other material provided in written or electronic form under this Amendment Reg AB by or on behalf of the Company, or provided under this Amendment Reg AB by or on behalf of any Subservicer, Participating Entity or, if applicable, Third-Party Originator (collectively, the "Company Information"), or (2) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (2) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

                    (B) any failure by the Company, any Subservicer, any
               Participating Entity or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Amendment Reg AB, including any failure by the Company to identify pursuant to Section 2(f)(ii) any Participating Entity;

                    (C) any breach by the Company of a representation or
               warranty set forth in Section 2(b)(i) or in a writing furnished pursuant to Section 2(b)(ii) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 2(b)(ii) to the extent made as of a date subsequent to such closing date.

         If the indemnification provided for in this Section 2(g)(i) is unavailable or insufficient to hold harmless the indemnified parties set forth in this Section 2(g)(i) above, then the Company agrees that it shall contribute to the amount paid or payable by such indemnified party as a result of any claims, losses, damages or liabilities incurred by such indemnified party in such proportion as is appropriate to reflect the relative fault of such indemnified party on the one hand and the Company on the other.

         In the case of any failure of performance described in clause (i)(B) of this Section, the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Company, any Subservicer, any Participating Entity or any Third-Party Originator.

                    (ii) (A) Any failure by the Company to deliver or, if
               required by Regulation AB, any Subservicer, any Participating Entity or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Amendment Reg AB, which continues unremedied for three Business Days after receipt by the Company and by the applicable Subservicer, Subcontractor, or Third-Party Originator, so long as their addresses for notices has been provided, in writing, previously to the Purchaser or the Depositor, of written notice of such failure from the Purchaser or Depositor shall, except as provided in clause (B) of this paragraph, constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement related thereto without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement related thereto to the contrary) of any compensation to the Company; provided, however it is understood that the Company shall remain entitled to receive reimbursement for all unreimbursed Monthly Advances and Servicing Advances made by the Company under this Agreement and/or any applicable Reconstitution Agreement. Notwithstanding anything to the contrary set forth herein, to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

                    (B) Any failure by the Company, or, if required under
               Regulation AB, any Subservicer or any Participating Entity to deliver any information, report, certification or accountants' letter when and as required under Section 2(d) or 2(e), including any failure by the Company to identify a Participating Entity, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Company; provided, however it is understood that the Company shall remain entitled to receive reimbursement for all unreimbursed Monthly Advances and Servicing Advances made by the Company under this Agreement and/or any applicable Reconstitution Agreement. Notwithstanding anything to the contrary set forth herein, to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

                    (C) The Company shall promptly reimburse the Purchaser (or any affected designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Company, the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

               (iii) The indemnification and contribution obligations set forth in this Section 2(g) shall survive the termination of this Agreement or the termination of any party to this Agreement.

         3. Notwithstanding any other provision of this Amendment Reg AB, the Company shall seek the consent of the Purchaser for the utilization of all Subservicers and Participating Entities, when required by and in accordance with the terms of the applicable Existing Agreement.

         4. Each Existing Agreement is hereby amended by adding the Exhibit attached hereto as Exhibit A to the end thereto. References in this Amendment Reg AB to "this Agreement" or words of similar import (including indirect references to the Agreement) shall be deemed to be references to the applicable Existing Agreement as amended by this Amendment Reg AB. Except as expressly amended and modified by this Amendment Reg AB, each Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. In the event of a conflict between this Amendment Reg AB and any other document or agreement, including without limitation the applicable Existing Agreement, this Amendment Reg AB shall control.

         5. This Amendment Reg AB may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement. This Amendment Reg AB will become effective as of the date first mentioned above. This Amendment Reg AB shall bind and inure to the benefit of and be enforceable by the Company and the Purchaser and the respective permitted successors and assigns of the Company and the successors and assigns of the Purchaser.

                           [Signature Page Follows]

         IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                    MORGAN STANLEY MORTGAGE
                                    CAPITAL INC.



                                    By:  /s/ Steven Shapiro
                                       -----------------------------------
                                       Name:  Steven Shapiro
                                            ------------------------------
                                       Title: Executive Director


                                    COUNTRYWIDE HOME LOANS, INC.



                                    By:   /s/ Mary Brudenell
                                       ----------------------------------------
                                    Name:     Mary Brudenell
                                         --------------------------------------
                                    Title:    First Vice President


                                    COUNTRYWIDE HOME LOANS
                                    SERVICING LP



                                    By:   /s/ Mary Brudenell
                                       ----------------------------------------
                                    Name:     Mary Brudenell
                                         --------------------------------------
                                    Title:    First Vice President



                                             Signature page to Amendment Reg AB

                                   EXHIBIT A

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the applicable criteria identified below as "Applicable Servicing Criteria":

-----------------------------------------------------------------------------------------------------------------
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
-----------------------------------------------------------------------------------------------------------------
     Reference                               Criteria
-----------------------------------------------------------------------------------------------------------------
                                       General Servicing Considerations
-----------------------------------------------------------------------------------------------------------------
                     Policies and procedures are instituted to monitor any performance
                     or other triggers and events of default in accordance with the               X
1122(d)(1)(i)        transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                     If any material servicing activities are outsourced to third
                     parties, policies and procedures are instituted to monitor the               X
                     third party's performance and compliance with such servicing
1122(d)(1)(ii)       activities.
-----------------------------------------------------------------------------------------------------------------
                     Any requirements in the transaction agreements to
                     maintain a back-up servicer for the mortgage loans are
1122(d)(1)(iii)      maintained.
-----------------------------------------------------------------------------------------------------------------
                     A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the
                     reporting period in the amount of coverage required by and                   X
                     otherwise in accordance with the terms of the transaction
1122(d)(1)(iv)       agreements.
-----------------------------------------------------------------------------------------------------------------

                                      Cash Collection and Administration
-----------------------------------------------------------------------------------------------------------------
                     Payments on mortgage loans are deposited into the appropriate
                     custodial bank accounts and related bank clearing accounts no more           X
                     than two business days following receipt, or such other number of
1122(d)(2)(i)        days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                     Disbursements made via wire transfer on behalf of an obligor or to           X
1122(d)(2)(ii)       an investor are made only by authorized personnel.
-----------------------------------------------------------------------------------------------------------------
                     Advances of funds or guarantees regarding collections, cash flows
                     or distributions, and any interest or other fees charged for such            X
                     advances, are made, reviewed and approved as specified in the
1122(d)(2)(iii)      transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                     The related accounts for the transaction, such as cash reserve
                     accounts or accounts established as a form of overcollateralization,         X
                     are separately maintained (e.g., with respect to commingling of cash)
1122(d)(2)(iv)       as set forth in the  transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                     Each custodial account is maintained at a federally insured depository
                     institution as set forth in the transaction agreements. For purposes         X
                     of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign  financial institution that meets the requirements of Rule 13k-1(b)(1) of the
1122(d)(2)(v)        Securities Exchange Act.
-----------------------------------------------------------------------------------------------------------------
                     Unissued checks are safeguarded so as to prevent unauthorized                X
1122(d)(2)(vi)       access.
-----------------------------------------------------------------------------------------------------------------



                                     A-1

-----------------------------------------------------------------------------------------------------------------
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
-----------------------------------------------------------------------------------------------------------------
     Reference                               Criteria
-----------------------------------------------------------------------------------------------------------------
                     Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including
                     custodial accounts and related bank clearing accounts.
                     These reconciliations are (A) mathematically accurate;
                     (B) prepared within 30 calendar days after the bank
                     statement cutoff date, or such other number of days
                     specified in the transaction agreements; (C) reviewed and                    X
                     approved by someone other than the person who prepared
                     the reconciliation; and (D) contain explanations for
                     reconciling items. These reconciling items are resolved
                     within 90 calendar days of their original identification,
                     or such other number of days specified in the transaction
1122(d)(2)(vii)      agreements.

-----------------------------------------------------------------------------------------------------------------
                                      Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------------------------
                     Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the
                     transaction agreements and applicable Commission
                     requirements. Specifically, such reports (A) are prepared
                     in accordance with timeframes and other terms set forth
                     in the transaction agreements; (B) provide information                       X
                     calculated in accordance with the terms specified in the
                     transaction agreements; (C) are filed with the Commission
                     as required by its rules and regulations; and (D) agree
                     with investors' or the trustee's records as to the total
                     unpaid principal balance and number of mortgage loans
1122(d)(3)(i)        serviced by the 1122(d)(3)(i) Servicer.
-----------------------------------------------------------------------------------------------------------------
                     Amounts due to investors are allocated and remitted in
                     accordance X with timeframes, distribution priority and                      X
1122(d)(3)(ii)       other terms set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                     Disbursements made to an investor are posted within two  business
                     days to the Servicer's investor records, or such other number of             X
1122(d)(3)(iii)      days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                     Amounts remitted to investors per the investor reports
                     agree with cancelled checks, or other form of payment, or                    X
1122(d)(3)(iv)       custodial bank statements.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          Pool Asset Administration
-------------------- --------------------------------------------------------------------- ----------------------
                     Collateral or security on mortgage loans is maintained as
                     required by the transaction agreements or related                            X
1122(d)(4)(i)        mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------
                     Mortgage loan and related documents are safeguarded as required by           X
1122(d)(4)(ii)       the transaction agreements
-----------------------------------------------------------------------------------------------------------------
                     Any additions, removals or substitutions to the asset pool are
                     made, reviewed and approved in accordance with any conditions or             X
1122(d)(4)(iii)      requirements in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                     Payments  on  mortgage  loans,   including  any  payoffs,   made  in
                     accordance  with the related  mortgage loan  documents are posted to
                     the Servicer's  obligor records maintained no more than two business         X
                     days after  receipt,  or such other number of days  specified in the transaction  agreements,  and  allocated to  principal,  interest or other items (e.g.,  escrow) in accordance with the related  mortgage
1122(d)(4)(iv)       loan documents.
-----------------------------------------------------------------------------------------------------------------
                     The Servicer's  records  regarding the mortgage loans agree with the
                     Servicer's  records with respect to an  obligor's  unpaid  principal         X
1122(d)(4)(v)        balance.
-----------------------------------------------------------------------------------------------------------------



                                      A-2

-----------------------------------------------------------------------------------------------------------------
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
-----------------------------------------------------------------------------------------------------------------
     Reference                               Criteria
-----------------------------------------------------------------------------------------------------------------
                     Changes  with  respect  to  the  terms  or  status  of an  obligor's         X
                     mortgage  loans (e.g.,  loan  modifications  or re-agings) are made, reviewed and approved by  authorized  personnel in  accordance  with
1122(d)(4)(vi)       the transaction agreements and related pool asset documents.
-----------------------------------------------------------------------------------------------------------------
                     Loss mitigation or recovery actions  (e.g.,  forbearance  plans,             X
                     modifications  and deeds in lieu of  foreclosure,  foreclosures  and
                     repossessions,   as  applicable)   are   initiated,   conducted  and
                     concluded in accordance  with the  timeframes or other  requirements
1122(d)(4)(vii)      established by the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                     Records  documenting  collection  efforts are maintained  during the
                     period  a  mortgage  loan  is  delinquent  in  accordance  with  the         X
                     transaction  agreements.  Such records are  maintained on at least a monthly  basis,  or such other period  specified in the  transaction agreements,  and  describe  the entity's  activities  in  monitoring delinquent  mortgage  loans  including,  for  example,  phone calls, letters and payment  rescheduling  plans in cases where  delinquency
1122(d)(4)(viii)     is deemed temporary (e.g., illness or unemployment).
-----------------------------------------------------------------------------------------------------------------
                     Adjustments  to interest rates or rates of return for mortgage loans         X
                     with variable rates are computed based on the related  mortgage loan
1122(d)(4)(ix)       documents.
-----------------------------------------------------------------------------------------------------------------
                     Regarding  any funds  held in trust for an  obligor  (such as escrow         X
                     accounts):  (A) such  funds are  analyzed,  in  accordance  with the obligor's  mortgage loan documents,  on at least an annual basis, or
                     such  other  period   specified  in  the   transaction   agreements;
                     (B) interest  on such funds is paid,  or  credited,  to  obligors in accordance with  applicable  mortgage loan documents and state laws;
                     and  (C) such   funds  are   returned  to  the  obligor   within  30
                     calendar days  of full repayment of the related  mortgage  loans, or
1122(d)(4)(x)        such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                     Payments  made on behalf  of an  obligor  (such as tax or  insurance payments)  are made on or before the related  penalty or  expiration
                     dates,  as  indicated on the  appropriate  bills or notices for such         X
                     payments,  provided  that  such  support  has been  received  by the servicer at least 30  calendar days  prior to these  dates,  or such
1122(d)(4)(xi)       other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                     Any late  payment  penalties  in  connection  with any payment to be
                     made on behalf of an obligor are paid from the servicer's  funds and         X
                     not charged to the  obligor,  unless the late payment was due to the
1122(d)(4)(xii)      obligor's error or omission.
-----------------------------------------------------------------------------------------------------------------
                     Disbursements made on behalf of an obligor are posted
                     within two business days to the obligor's records
                     maintained by the servicer, or such other number of days                     X
1122(d)(4)(xiii)     specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                     Delinquencies, charge-offs and uncollectible accounts are                    X
                     recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)      agreements.
-----------------------------------------------------------------------------------------------------------------
                     Any  external   enhancement   or  other   support,   identified   in
                     Item 1114(a)(1)  through  (3) or  Item 1115  of  Regulation AB,   is
1122(d)(4)(xv)       maintained as set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------

                                   EXHIBIT B

                         FORM OF ANNUAL CERTIFICATION

            Re:  The [ ] agreement dated as of [ ], 200[ ] (the
                 "Agreement"), among [IDENTIFY PARTIES]

            I, ________________________________, the _______________________ of
Countrywide Home Loans, Inc., certify to [the Purchaser], [the Depositor], [Master Servicer], [Securities Administrator] or [Trustee], and its officers, with the knowledge and intent that they will rely upon this certification, that:

           (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
     Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] or [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

           (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

           (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] or [Trustee];

           (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and

                          [Intentionally Left Blank]

           (5) The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by each Subservicer and Participating Entity pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.



                                         Date:



                                         By:  ________________________________
                                         Name:  ______________________________
                                         Title:



                                      B-2